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Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

        THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of                         , 2002, by and among Univision Communications Inc., a Delaware corporation (the "Company"), and the Holders (as defined herein).

RECITALS

A.
To induce the Holders to support the merger of Univision Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of the Company, and Hispanic Broadcasting Corporation, a Delaware corporation, the Company has agreed to enter this Agreement on the terms and conditions set forth below.

B.
The Holders each desire to enter this Agreement on the terms and conditions set forth below.

        NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

Article 1. Certain Definitions

        As used in this Agreement, unless the context otherwise requires:

        "Affiliate" means any Person directly or indirectly controlling or controlled by or under direct or indirect common control with another Person.

        "Business Day" means any day on which banking institutions located in New York, New York are not authorized or required by law or other governmental action to close.

        "Clear Channel Group" means Clear Channel Communications, Inc. and its Permitted Transferees.

        "Clear Channel Group Initiating Holders" means Holders of Clear Channel Group Registrable Securities who, in the aggregate, own at least 30% of Clear Channel Group Registrable Securities then held by all Holders of Clear Channel Group Registrable Securities and who have given a Demand Notice; provided however that Clear Channel Group shall be deemed to be a Clear Channel Group Initiating Holder at all times until the first anniversary of the Effective Date regardless of the amount of Clear Channel Group Registrable Securities held by Clear Channel Group.

        "Clear Channel Group Registrable Securities" means Registrable Securities held by Clear Channel Group.

        "Commission" means the Securities and Exchange Commission or any other similar or successor governmental body of the United States government administering the Securities Act.

        "Common Stock" means the Class A Common Stock, if applicable, the Class B Common Stock, the Class P Common Stock, the Class T Common Stock and the Class V Common Stock of the Company, in each case par value $0.01 per share.

        "Effective Date" means the date that a registration statement becomes effective under the Securities Act.

        "Exchange Act" means the Securities Exchange Act of 1934, and any similar or successor federal statute, and the rules and regulations of the Commission thereunder, as in effect at the time.

        "Holder" or "Holders" means holders of Common Stock of the Company named on the signature pages hereof, together with their Permitted Transferees.

        "Initiating Holders" means those Holders who have given a Demand Notice pursuant to Section 2.1.

        "Offering" with respect to any of the Company's securities means the registration of such securities under the Securities Act, whether underwritten or not, for sale to the public.

        "Ordinary S-3 Registration Statement" means a Registration Statement on Form S-3 that includes only those items and that information that is required to be included in Parts I and II of such Form, and does not include any additional or extraneous items or information (e.g., a lengthy description of the Company or the Company's business) and includes the use of such form for offerings of Registrable Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

        "Permitted Transferee" means

            (i)  any entity substantially all of the equity (other than directors' qualifying shares) of which is directly or indirectly owned by the transferor or any entity that controls or is under common control with the transferor; and

          (ii)  in the case of a transferor who is an individual, (a) such transferor's spouse and lineal descendants, (b) such transferor's successors, personal representatives and heirs, (c) any trustee of any trust created primarily for the benefit of any, some or all of such spouse and lineal descendants (but which may include beneficiaries that are charities) or of any revocable trust created by such transferor, (d) following the death of such transferor, all beneficiaries under any such trust, (e) the transferor, in the case of a transfer from any Permitted Transferee back to its transferor and (f) any entity substantially all of the equity of which is directly or indirectly owned by any of the foregoing; and

          (iii)  any Person to whom a Holder transfers at least 10% of its Registrable Securities in a transaction registered under the Securities Act or exempt from the registration requirements thereof.

        "Person" means a corporation, a limited liability company, an association, a trust, a partnership, a joint venture, an organization, a business, an individual, a government or political subdivision thereof or a governmental body.

        "Prospectus" means the prospectus included in any Registration Statement, together with and including any amendment or supplement to such prospectus, covering the Offering of any portion of the Registrable Securities, and all material incorporated by reference in such prospectus.

        "P/T/V Holder" means each of the holders of registrable securities under the Registration Rights Agreement dated as of October 2, 1996, by and among the Company, A. Jerrold Perenchio, Venevision International, Limited, a British Virgin Islands corporation, Grupo Televisa, S.A., a Mexican corporation, and the other parties thereto, as amended from time to time.

        "Register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

        "Registering Holders" means Holders who are participating in the particular Registration Statement under Article 2 of this Agreement.

        "Registrable Securities" means shares of the Class A Common Stock of the Company (or such shares of Class A Common Stock as will be delivered upon any exchange or conversion of any shares of Common Stock) held by the Holders or otherwise acquired by the Holders (including by way of a conversion of any other class of Common Stock) and any securities issued or issuable with respect to such Shares by way of a stock dividend or stock split or in connection with a combination of such Shares, recapitalization, merger, consolidation, reclassification or other reorganization. A security will cease to be a Registrable Security at such time as it (i) has been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it, (ii) is distributed to the public pursuant to Rule 144 (or any similar rule then in force) under the Securities Act, (iii) has otherwise been transferred in a transaction registered under the Securities Act or exempt from the registration requirements thereof and a new certificate or other evidence of ownership for it not required to bear a restrictive legend and not subject to any stop transfer order has been delivered by or on behalf of the Company and no other restriction on transfer exists, or (iv) has ceased to be outstanding. For the purpose of determining a Person's right to any benefit afforded, or to exercise any rights granted, to a holder of Registrable Securities hereunder, including any right to receive notice, to give notice, to vote or to make certain elections, any securities of the Company that are convertible into or exchangeable for Registrable Securities shall be deemed to be that number of Registrable Securities into which such securities may be converted or for which such securities may be exchanged at any point in time.

        "Registration Statement" means a registration statement filed by the Company with the Commission at the time such registration becomes effective, as amended and supplemented by any post-effective amendment.

        "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission promulgated thereunder, as in effect at the time.

        "Shares" means shares of Common Stock.

        "Tichenor Group" means McHenry Tichenor, Jr., Warren W. Tichenor, William E. Tichenor, Jean T. Tichenor and U.S. Bank as trustee of the David T. Tichenor Trust and their Permitted Transferees.

        "Tichenor Group Initiating Holders" means Holders of Tichenor Group Registrable Securities who, in the aggregate, own at least $40,000,000 of such securities (based upon the reported trading price of such stock at the time of the Demand Notice) and who have given a Demand Notice.

        "Tichenor Group Registrable Securities" means Registrable Securities held by the Tichenor Group.

        Other Definitions.    The following terms have the meanings ascribed to them in the sections indicated below:

Definition	Section or Subsection
"Agreement"	Introduction
"Company"	Introduction
"Controlling Person"	5.1
"Demand Notice"	2.1
"Demand Registration Statement"	2.1
"Holders"	Introduction
"Indemnifying Holder"	5.3
"Losses"	5.1
"Other Holders"	2.1.1
"Other Shares"	2.1.2
"Piggyback Notice"	2.2.1
"Piggyback Registration Statement"	2.2
"Registration Expenses"	4.14
"Third Party Holder"	2.1.2

Article 2. Registration Rights

        2.1    Demand Registration.    The Clear Channel Group Initiating Holders or the Tichenor Group Initiating Holders may, by written notice to the Company (the "Demand Notice"), demand that the

Company file, and the Company shall file, a Registration Statement as soon as practicable but no later than 60 days following such demand, covering the Registrable Securities specified in the Demand Notice on such form as is appropriate under the Securities Act (a "Demand Registration Statement"). The Clear Channel Group Initiating Holders are entitled to demand that the Company file and cause to be declared effective such Demand Registration Statements on 3 separate occasions. The Tichenor Group Initiating Holders are entitled to demand that the Company file and cause to be declared effective such Demand Registration Statements on 2 separate occasions. Notwithstanding anything to the contrary in this Section 2.1, no demand shall be deemed to have been made pursuant to this Section 2.1 unless and until a Demand Registration Statement in respect of such demand shall have become effective and (x) such Demand Registration Statement will not have become subject to a stop order, injunction or other order or requirement of the Commission or other governmental agency or court, (y) all of the conditions to closing specified in the underwriting agreement or purchase agreement entered into in connection with such Demand Registration Statement will have been satisfied, other than the failure to so satisfy as a result of some act or omission by the Initiating Holder of such demand registration, and (z) no more than 25% of the Registrable Securities requested to be registered pursuant to the applicable Demand Notice are excluded from such Demand Registration Statement pursuant to Section 2.1.4. The Company shall use its best efforts to cause the Demand Registration Statement to be declared effective on the date requested by the managing underwriter for the Offering, or, if such Offering is not underwritten, as soon as practicable after the filing thereof with the Commission, and shall keep such Demand Registration Statement effective for so long as the Offering has not been completed (but in no event longer than 180 days from the Effective Date of such Demand Registration Statement). In addition to Demand Registration Statements, each Holder is entitled to demand that the Company file and cause to be declared effective an unlimited number of Ordinary S-3 Registration Statements, which the Company will use its reasonable efforts to file and cause to be declared effective, and, if declared effective, the Company will keep such Ordinary S-3 Registration Statement effective for so long as the Offering has not been completed (but in no event longer than 180 days from the Effective Date of such Ordinary S-3 Registration Statement).

          2.1.1    Notice of Demand.    Upon receipt of a Demand Notice, the Company shall provide written notice thereof to the Holders other than the Initiating Holders within five (5) Business Days of the date the Demand Notice was given to the Company (the "Other Holders"). The Other Holders will be permitted to register equity securities of the Company in any Demand Registration Statement or to participate in the Offering, but only as provided in this Section, by requesting that any of their Registrable Securities be included in the Demand Registration Statement for sale in the Offering on the terms and conditions set forth in this Section. Notwithstanding the participation by an Other Holder in the Offering, such participation shall not count against such Other Holder's right to provide a Demand Notice pursuant to Section 2.1.

          2.1.2    Notice of Election to Register.    In order to participate in such Offering, each Other Holder and each other stockholder of the Company with registration rights with respect to Shares (each, a "Third Party Holder") must give written notice of an election to register to the Initiating Holders (with a copy to the Company) within ten (10) Business Days of the date notice of the Demand Notice was given by the Company to the Other Holders and the Third Party Holders, such notice to specify the number of Registrable Securities proposed to be sold by such Other Holder and Third Party Holder, if applicable, in the Offering (the "Other Shares").

          2.1.3    Conditions.    As a condition to participation in a Demand Registration Statement, each such Other Holder and/or each such Third Party Holder must agree to sell the Other Shares on the same basis provided in the underwriting arrangements approved by the Initiating Holders (including without limitation the standard indemnification provisions contained therein) and to timely complete and execute all customary questionnaires, powers of attorney, indemnifications, holdback agreements, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements or required by the Commission or by any state securities regulatory body; provided, however, that no Holder shall be required to make any representation or warranty in connection with any such Offering other than representations and warranties as to (i) such Holder's ownership of his or its Registrable Securities to be sold or transferred free and clear of all liens and encumbrances, (ii) such Holder's power and authority to effect such transfer, and (iii) such matters pertaining to compliance with securities laws and other applicable laws and governmental rules and regulations, if any, as may be reasonably requested; provided further, that the obligation of such Holders to provide indemnification pursuant to such underwriting agreement shall be several, not joint and several, among all such Persons selling Shares, and the liability of each such Holder will be in proportion to, and such liability will be limited to, the net amount received by such Holder from the sale of his or its Registrable Shares pursuant to the Offering. If any Person requesting inclusion in a Demand Registration Statement does not agree to the conditions set forth in this subsection, such Person will be excluded from the Offering by written notice from the Company, the underwriter or the Initiating Holders, and the securities so excluded will be withdrawn from registration.

          2.1.4    Limitation on Amount.    If the managing underwriter of the Offering determines in good faith that marketing factors (e.g., potential price of the Registrable Securities or success of the Offering) require a limitation of the number of Shares to be underwritten, the number of Shares that may be sold by the Initiating Holders, the Other Holders, the Third Party Holders in the Offering will be limited to such number of Shares as the managing underwriter determines in good faith may be included therein. In such event, the Company shall so advise the Other Holders and Third Party Holders who gave notice under Section 2.1.2, and the number of Shares that may be sold in the Offering (including without limitation pursuant to any over allotment option) will be allocated, first, pro rata among the Initiating Holders and the Registering Holders that hold the same category of Registrable Securities as those held by the Initiating Holders based on the respective number of Registrable Securities held by such Holders, second, to the P/T/V Holders based upon the respective number of shares sought by each to be included in the Offering, third to the Other Holders based upon the respective number of shares sought by each to be included in the Offering, and fourth to any other party having registration rights with respect to Shares. For purposes hereof, a Holder of Clear Channel Group Registrable Securities shall be deemed to hold the same category of Registrable Securities as each other holder of Clear Channel Group Registrable Securities, and a Holder of Tichenor Group Registrable Securities shall be deemed to hold the same category of Registrable Securities as each other holder of Tichenor Group Registrable Securities.

          2.1.5    Withdrawal.    Any Other Holder and any Third Party Holder may withdraw its Other Shares from the Demand Registration Statement at any time prior to the Effective Date thereof. If Shares are withdrawn from the Demand Registration Statement by any Person and if the number of Shares to be included in such registration statement was previously reduced as a result of marketing factors pursuant to subsection 2.1.4, then the Persons included in such registration statement who have not withdrawn their Shares have the right to include additional Shares in the Demand Registration Statement in an aggregate amount equal to the number of Shares so withdrawn, with such Shares to be allocated among such Persons in accordance with subsection 2.1.4.

          2.1.6    Conditions of Offering.    Notwithstanding the generality of the foregoing, the Holders will not be entitled to request the Company to file and cause to be effective a Demand Registration Statement unless the proposed size of the Offering that relates to the Demand Notice is equal to or greater than $40,000,000 (based upon the reported trading price of such stock at the time of the Demand Notice) and each Holder furnishes to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of its Registrable Securities.

          2.1.7    Delay.    Notwithstanding anything contained in this Agreement to the contrary, no Demand Registration made by a Clear Channel Group Initiating Holder pursuant to a Demand Notice delivered to the Company prior to the first anniversary of the Effective Date may be delayed pursuant to this Section 2.1.7. Notwithstanding anything contained in this Section 2.1 to the contrary (except the immediately foregoing sentence), the Company may delay the registration of the Registrable Securities to which a Demand Notice relates if upon receipt of such Demand Notice (i) the Company notifies the Holders in writing that it is in good faith contemplating filing a registration statement within 60 days of such demand (which shall not affect the Holders' other rights hereunder, including without limitation the Holders' rights under Section 2.2 below), (ii) the Company notifies the Holders that a material event has occurred or is likely to occur that has not been publicly disclosed and if disclosed would have a material adverse effect on the Company and its ability to consummate the Offering under the Demand Registration Statement or (iii) the Company notifies the Holders that it has determined in good faith that the registration and offering would interfere with any material financing, acquisition, disposition, corporate reorganization or other material transaction involving the Company or its subsidiaries that the Company reasonably believes will be publicly announced or consummated within 60 days of such demand and that such interference could be materially detrimental to the Company. In the case of clause (i) of this subsection, the Company shall use its best efforts, as soon as practicable, upon the first to occur of the abandonment by the Company of its contemplated registration statement or the expiration of the 60-day period above to register the Registrable Securities to which a Demand Notice relates, unless such Demand Notice is withdrawn by the Initiating Holders. In the case of clause (ii) or clause (iii) of this subsection, the Company may not delay the filing of the Demand Registration Statement for more than 90 days from the date of the Demand Notice unless such Demand Notice is withdrawn by the Initiating Holders. The Company cannot exercise the rights of postponement set forth above more than once in any 12-month period. If there is a postponement under either clause (i), (ii) or (iii) above, the Demand Notice may be withdrawn by the Initiating Holders by notice to the Company. In such case, no demand shall have been made for the purposes of Section 2.1.

        2.2    "Piggyback" Registration.    If at any time, or from time to time, the Company determines to file a Registration Statement covering any Shares (other than a registration statement on Form S-4 or S-8, or any form substituted therefor) for its own account or for the account of any stockholder other than a Holder (a "Piggyback Registration Statement"), the Holders will be entitled to include their Registrable Securities in such registration on the terms and conditions set forth in this Section.

          2.2.1    Piggyback Notice.    The Company shall promptly give written notice of the determination to file a registration statement to the Holders (a "Piggyback Notice"), and each Holder will have the right to request, by written notice given to the Company within ten (10) Business Days of the date the Piggyback Notice was given by the Company to such Holder, that a specific number of Registrable Securities held by such Holder be included in the Piggyback Registration Statement and related underwritten Offering, if any. If the Piggyback Registration Statement relates to an underwritten Offering, the Piggyback Notice will specify the name of the managing underwriter for such Offering. The Piggyback Notice will also specify the number of securities to be registered for the account of the Company or, if applicable, for the account of any stockholder, and the intended method of disposition of such securities.

          2.2.2    Conditions.    If the Piggyback Registration Statement relates to an underwritten Offering, as a condition to participation in such Piggyback Registration Statement, each Holder must agree to sell such Holder's Registrable Securities on the same basis provided in the underwriting arrangements approved by the Company (including without limitation the standard indemnification provisions contained therein) and to timely complete and execute all customary questionnaires, powers of attorney, indemnities, holdback agreements, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements or required by the Commission or by any state securities regulatory body; provided, however, that no Holder shall be required to make any representation or warranty in connection with any such Offering other than representations and warranties as to (i) such Holder's ownership of his or its Registrable Securities to be sold or transferred free and clear of all liens and encumbrances, (ii) such Holder's power and authority to effect such transfer, and (iii) such matters pertaining to compliance with securities laws and other applicable laws and governmental rules and regulations, if any, as may be reasonably requested; provided further, that the obligation of such Holders to provide indemnification pursuant to such underwriting agreement shall be several, not joint and several, among all such Persons selling Shares, and the liability of each such Holder will be in proportion to, and such liability will be limited to, the net amount received by such Holder from the sale of his or its Registrable Shares pursuant to the Offering. If any Person requesting inclusion in a registration statement does not agree to the conditions set forth in this subsection, such Person will be excluded from the Offering by written notice from the Company or the underwriter, and the securities so excluded will be withdrawn from registration.

          2.2.3    Limitations on Amount.    The Company shall use its best efforts to include the Registrable Securities requested to be registered in the Piggyback Registration Statement. However, if the managing underwriter for any underwritten Offering under the Piggyback Registration Statement determines in good faith that marketing factors require a limitation on the number of Shares to be underwritten, the number of Shares that may be sold in such Offering will be limited to such number of Shares as the managing underwriter determines in good faith may be included therein. In such event, the Company shall so advise the Holders seeking inclusion in such Offering, and the number of Shares that may be sold in such Offering (including without limitation pursuant to any over allotment option) will be allocated, first, to the Company (or, if the Offering is being made principally for the account of another Person, to such Person in accordance with the terms of their registration rights agreement), second, pro rata among the P/T/V Holders (other than those, if any, for whom the Offering is principally being made), third, to the Holders based upon the respective number of Shares sought to be included in such Offering and, fourth, to the Third Party Holders based upon the respective number of Shares sought to be included in such Offering.

          2.2.4    Withdrawal.    Each Holder may withdraw such Holder's Registrable Securities from the Piggyback Registration Statement at any time prior to the Effective Date thereof. If Shares are withdrawn from the Piggyback Registration Statement by any Person and if the number of Shares to be included in such registration statement was previously reduced as a result of marketing factors pursuant to subsection 2.2.3, the Persons included in such registration statement who have not withdrawn Shares have the right to include additional Shares in the Piggyback Registration Statement in an aggregate amount equal to the number of shares so withdrawn, with such Shares to be allocated among such Persons in accordance with subsection 2.2.3.

        The Company will, on five (5) Business Days notice to the Holders, have the right to withdraw any Piggyback Registration Statement initiated by the Company that is filed pursuant to this Section at any time prior to the Effective Date thereof.

        2.3    Selection of Underwriters.    If an Initiating Holder so elects, the Offering of Registrable Shares pursuant to a Demand Notice shall be in the form of a "firm commitment" underwritten offering. If the Registrable Securities covered by a Demand Registration Statement are to be sold in an underwritten Offering, the Initiating Holder shall have the right to designate an underwriter as the lead bookrunning manager of such underwritten Offering who shall be reasonably acceptable to the

Company, and the Company shall have the right to designate an underwriter as the joint bookrunning manager of such underwritten Offering who shall be reasonably acceptable to the Initiating Holder.

Article 3. Holdback Agreements

        3.1    Restrictions on Sale by the Company.    If requested by the managing underwriter of an underwritten Offering, the Company agrees, and agrees to use its reasonable best efforts to cause its Affiliates to agree, not to effect any public or private sale or distribution (other than pursuant to an employee benefit plan) of securities of the same class as the Registrable Securities, or securities convertible into or exchangeable or exercisable for securities of the same class as the Registrable Securities, including a sale pursuant to Regulation D under the Securities Act, during the 10-day period prior to, and during the 90-day period (or shorter period requested by the underwriter) beginning on the Effective Date of an Offering made pursuant to Article 2 herein.

        3.2    Restrictions on Public Sale by the Holders.    The Holders agree, if requested by the managing underwriter of an underwritten Offering, not to effect any public sale or distribution of securities of the same class (or securities exchangeable or exercisable for or convertible into securities of the same class) as the securities included in the Offering, including, but not limited to, a sale pursuant to Rule 144 of the Securities Act (except as part of such underwritten Offering), during the 10-day period prior to, and during the 90-day period (or any shorter period to which officers and directors of the Company shall agree, or any shorter period requested by the underwriter) beginning on the Effective Date of such Offering; provided that the provisions of this Section 3.2 will not prohibit a Holder from effecting any sale or distribution of securities pursuant to binding arrangements entered into prior to the request of the managing underwriter.

Article 4. Registration Procedures

        The Company will use its best efforts to effect any registration under Article 2 in a manner that permits the sale of the Registrable Securities covered thereby in accordance with the intended method or methods of disposition. The Company will, as promptly as practicable, perform the actions in this Article.

        4.1    Copies; Review.    At least five (5) Business Days before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Company will furnish to the Registering Holders and the underwriters, if any, copies of all such documents proposed to be filed. Such documents will be subject to the review of the Registering Holders and the underwriters (and their respective counsel), and the Company will not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which the Registering Holders or the underwriters, if any, reasonably object; except that if the Registration Statement is a Piggyback Registration Statement relating to an underwritten Offering and the underwriters do not agree with such objection by the Registering Holders, the Company can file the Piggyback Registration Statement notwithstanding such objection by the Registering Holders.

        4.2    Amendments.    The Company will (a) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable time period required herein, (b) cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and (c) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Registering Holders set forth in such Registration Statement or Prospectus supplement.

        4.3    Notification.    The Company will promptly notify the Registering Holders and the managing underwriters, and (if requested by any such Person) confirm such advice in writing, (a) when the

Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (b) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (c) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (d) if at any time the representations and warranties of the Company contemplated by Article 7 below cease to be true and correct; (e) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (f) of the happening of any event that makes any material statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or that requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading in any material respect. Upon the occurrence of any event contemplated by clause (f) above, the Company will promptly prepare a supplement or post-effective amendment to the Registration Statement or the Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. The Registering Holders agree that, upon receipt of any notice from the Company of the happening of any event of the kind described in clause (f), the Registering Holders will forthwith discontinue disposition of Registrable Securities under the Prospectus related to the applicable Registration Statement until the Registering Holders' receipt of the copies of the supplemented or amended Prospectus contemplated by the previous sentence, or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. The period during which distribution of the Registrable Securities is suspended pursuant to this subsection will not be counted toward completion of the required period of effectiveness for any Registration Statement.

        4.4    Stop Order.    The Company will make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment.

        4.5    Information Included.    If requested by the managing underwriters or the Registering Holders, the Company will immediately incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters and the Registering Holders agree should be included therein relating to the sale of the Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters or other Persons, the purchase price being paid therefor by such underwriters or other Persons and any other terms of the distribution of the Registrable Securities to be sold in such Offering including, if applicable, any required disclosure of arrangements with underwriters. The Company will make all required filings of such Prospectus supplement or post-effective amendment as promptly as practicable after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

        4.6    Copies of Registration Statement and Prospectus.    The Company will (a) promptly furnish to the Registering Holders and each managing underwriter without charge, at least one signed copy of the Registration Statement and any amendment or supplement thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference), and (b) promptly deliver to the Registering Holders and the underwriters without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the Registering Holders and the underwriters in connection with the Offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto. As promptly as practicable after filing with the

Commission of any document which is incorporated by reference into a Registration Statement (in the form in which it was incorporated), the Company shall provide a copy of each such document to the Registering Holders.

        4.7    Blue Sky Registration.    Prior to any Offering of Registrable Securities covered by a Registration Statement under Article 2, the Company will register or qualify or cooperate with the Registering Holders, the underwriters and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as the Registering Holders or underwriter reasonably request in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement, except that the Company will not be required to take any actions under this Section if such actions would require it to file therein any general consent to service of process.

        4.8    Other Registrations.    The Company shall use its best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such stock exchanges, inter-dealer quotation systems, governmental agencies or authorities other than the Commission and state securities regulatory bodies as may be necessary to enable the Registering Holders or the underwriters to consummate the disposition of such Registrable Securities.

        4.9    Certificates.    If the Offering involves certificated Shares, the Company will cooperate with the Registering Holders and the managing underwriter to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold that do not bear any restrictive legends. Such certificates will be in such denominations and registered in such names as the managing underwriter may request at least two Business Days prior to any sale of Registrable Securities to the underwriters.

        4.10    Other Actions.    In addition, the Company will (a) make such representations and warranties to the Registering Holders and the underwriters as are customarily made by issuers to underwriters in primary underwritten offerings (or as may be reasonably requested by the underwriters), (b) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions will be reasonably satisfactory to the Registering Holders), (c) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the underwriters, such letters to be in customary form and covering matters of the type customarily requested in "cold comfort" letters by underwriters in connection with primary underwritten offerings (or as may be reasonably requested by the underwriters) and to obtain such a letter for the Registering Holders or to obtain a letter from such accountants authorizing the Registering Holders to rely on such "cold comfort" letter, (d) if an underwriting agreement is entered into, ensure that the same sets forth in full the indemnification provisions and procedures of Article 5 with respect to the Company and the Registering Holders, and (e) deliver such documents and certificates as may be requested by the Registering Holders and the managing underwriter to evidence compliance with clause (a) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company with the Registering Holders. The above will be done in connection with each closing under such underwriting or similar agreement or as and to the extent required thereunder.

        4.11    Due Diligence.    The Company will (a) make available for inspection by each Registering Holder, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by a Registering Holder or managing underwriter (or their respective representatives), all financial and other records, pertinent corporate documents and properties of the Company, and (b) cause the Company's officers, directors and employees to be available to discuss and to supply all information reasonably requested by any such Registering Holder, underwriter, attorney or accountant (or their respective representatives) in connection with the Registration Statement. All such records, information or documents will be subject to standard confidentiality arrangements.

        4.12    Best Efforts.    The Company will otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and state securities regulatory bodies.

        4.13    Section 11(a) Notice.    The Company will make generally available to its stockholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act no later than 30 days after the end of any 12-month period (or 60 days, if such period is a fiscal year) (a) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm or best efforts underwritten Offering, or (b) if not sold to underwriters in such an Offering, beginning with the first month of the Company's first fiscal quarter commencing after the Effective Date of the Registration Statement, which statements will cover such 12-month period.

        4.14    Registration Expenses.    Except as provided in the next to last sentence of this Section, all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger expenses, telephone and delivery expenses, and fees and disbursements of Company counsel and of independent certified public accountants of the Company (including the expenses of any special audit required by or incident to such performance), will be borne by the Company. The Company will also pay its internal expenses, the expense of any annual audit and the fees and expenses of any Person retained by the Company. In addition, the Company will pay all reasonable fees and disbursements of one counsel (designated by the Initiating Holders, and if there are no such Initiating Holders, by the Registering Holders holding a majority of the Registrable Securities included in the Offering) for the Holders unless the Offering is being made principally for the account of a Third Party Holder. All such expenses are referred to herein as "Registration Expenses." Notwithstanding the foregoing, if a Holder demands that the Company file and cause to be declared effective an Ordinary S-3 Registration Statement pursuant to Section 2.1, the Company will bear all Registration Expenses related to the first three of such Ordinary S-3 Registration Statement and such Holder will bear all Registration Expenses related to all subsequent Ordinary S-3 Registration Statements (other than the registration fees relating to the Registrable Securities to be registered by any Other Holders, which will be borne by such Other Holders). All underwriting fees and commissions with respect to an underwritten Offering, and transfer taxes, if any, will be borne by the Company and each Holder in proportion to the number of Registrable Securities sold by the Company and such Holder.

        4.15    NASD Matters.    The Company shall cooperate with each Registering Holder and underwriter participating in the disposition of the Registrable Shares and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.

Article 5. Indemnification

        5.1    Indemnification by the Company.    The Company will indemnify and hold harmless the Holders, their officers, directors, agents (including without limitation counsel) and employees and each Person who controls the Holders (within the meaning of the Securities Act or the Exchange Act) (each, a "Controlling Person") from and against any and all losses, claims, damages and liabilities ("Losses") (including without limitation any investigation, legal or other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which the Holders may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such Losses arise out of, are based upon, relate to or result from (a) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any amendment or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (b) any violation by the Company of the Securities Act or the Exchange Act, or other federal or state law applicable to the Company and relating to any action or inaction required of the Company in connection with such registration. The Company shall reimburse the Holders or such officer, director, agent (including without limitation counsel), employee or Controlling Person for any legal or other expenses incurred by such Person in connection with investigating or defending any Losses as they are incurred; provided, however, that the Company will not be liable to a Holder for any Losses if any such Losses arise out of or are based upon any alleged untrue statement or alleged omission made in such Registration Statement, preliminary Prospectus, Prospectus, or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Holder specifically for use therein. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of the Holders or such officer, director, agent (including without limitation counsel), employee or Controlling Person, and will survive the transfer of such securities by the Holders. The Company will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act or the Exchange Act) to the same extent customarily requested by such Persons in similar circumstances. Reimbursement will be made periodically during the course of investigation when bills are received or expenses incurred, subject to the Holders' obligation to reimburse the Company pursuant to the Delaware General Corporation Law.

        5.2    Indemnification by Holder of Registrable Securities.    If any Holder sells Registrable Securities under a Prospectus that is part of a Registration Statement, then such Holder (the "Indemnifying Holder"), by exercising the Indemnifying Holder's registration rights hereunder, agrees, severally, and not jointly and severally, to indemnify and hold harmless the Company, its directors and each officer who signed such Registration Statement, each Person who controls the Company (within the meaning of the Securities Act and Exchange Act) under the same circumstances as the foregoing indemnity from the Company to the Holders to the extent, but only to the extent, that such Losses arise out of or are based upon any untrue statement of a material fact or omission of a material fact that was made in the Prospectus, the Registration Statement, or any amendment or supplement thereto, in reliance upon and in conformity with written information relating to the Indemnifying Holder furnished to the Company by the Indemnifying Holder expressly for use therein. In no event will the aggregate liability of the Indemnifying Holder exceed the amount of the net proceeds received by the Indemnifying Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of the Company or such officer, director, employee or Controlling Person, and will survive the transfer of such securities by the Indemnifying Holder. The Company and the Holders will be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as customarily furnished by such Persons in similar circumstances. Notwithstanding anything contrary in this Article 5, no Holder selling Registrable Shares shall be liable for any untrue statement or omission in any preliminary Prospectus or Registration Statement if prior to the registration becoming effective or prior to the filing of any amendment or supplement thereto, such Holder has furnished information in writing to the Company expressly for use in such Registration Statement or Prospectus or any amendment thereof or supplement thereto correcting such untrue statement or omission and such information is not contained in the Prospectus or such supplement or amendment.

        5.3    Contribution.    If the indemnification provided for in Sections 5.1 or 5.2 is unavailable to an indemnified party or is insufficient to hold such indemnified party harmless for any Losses in respect of which Section 5.1 or 5.2 would otherwise apply by its terms (other than by reason of exceptions provided in Section 5.1 or 5.2), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, will have a several, and not joint and several, obligation to contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, will be determined by reference to, among other things, whether any action in question, including without limitation any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses will be deemed to include any legal or other fees or expenses incurred by such party in connection with any investigation or proceeding, to the extent such party would have been indemnified for such expenses if the indemnification provided for in Section 5.1 or 5.2 was available to such party. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 5.3, no Holder shall be required to contribute an amount greater than the dollar amount by which the proceeds received by such Holder with respect to the sale of any Registrable Securities exceeds the amount of damages which such Holder has otherwise been required to pay by reason of any and all untrue or alleged untrue statements of material fact or omissions or alleged omissions of material fact made in any Registration Statement, Prospectus or preliminary prospectus or any amendment thereof or supplement thereto related to such sale of Registrable Securities.

        5.4    Conduct of Indemnification Proceedings.    Any Person entitled to indemnification hereunder will (a) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give such notice shall not limit the right of such persons except to the extent that the indemnifying party is materially prejudiced thereby) and (b) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder has the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel will be at the expense of such Person and not of the indemnifying party unless (i) the indemnifying party has agreed to pay such fees or expenses, (ii) the indemnifying party has failed to promptly assume the defense of such claim and employ counsel reasonably satisfactory to such Person, or (iii) in the opinion of counsel of the Person to be indemnified, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party will not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). Unless otherwise consented to by the indemnified party, no indemnifying party will consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving to all such indemnified parties of a release from all liability in respect to such claim or litigation. Any indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim. As used in this Section, the terms "indemnifying party," "indemnified party" and other terms of similar import are intended to include only the Company (and its officers, directors, employees and each Control Person of the Company as set forth above) on the one hand, and the Holders (and their officers, directors, agents (including without limitation counsel) employees and each Control Person of each Holder as set forth above) on the other hand, as applicable.

Article 6. Rule 144

        The Company covenants that it will use its reasonable best efforts to file, on a timely basis, all reports required to be filed by it under the Securities Act and the Exchange Act, and it will take such further action and provide such documents as any holder of Registrable Securities may request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the conditions provided by (a) Rule 144 under the Securities Act, as such rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of the Holders, the Company will deliver to the Holders a written statement verifying that it has complied with such information and requirements. The Company further covenants to use its reasonable best efforts to qualify for the use of Form S-3 (or its successor form).

Article 7. Representations and Warranties of the Company

        The Company represents and warrants to and agrees with the Holders that this Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable in accordance with its terms (except in each such case as enforceability may be limited by bankruptcy, insolvency, reorganization and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws).

Article 8. Miscellaneous

        8.1    Specific Performance.    The Holders, in addition to being entitled to exercise all rights provided herein or granted by law, including without limitation recovery of damages, will be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reasons of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

        8.2    No Inconsistent Agreements.    The Company has not previously entered into, and will not on or after the date of this Agreement enter into, any agreement with respect to its securities that is inconsistent with the terms of this Agreement, including without limitation any agreement that impairs or limits the registration rights granted to the Holders or that otherwise conflicts with the provisions hereof or would preclude the Company from discharging its obligations hereunder.

        8.3    Furnish Information.    The Company agrees that it will promptly deliver to the Holders copies of all financial statements, reports and proxy statements that the Company is required to send to its stockholders generally.

        8.4    Amendments; Waivers.    All amendments to this Agreement and any waivers of the terms of this Agreement must be in writing and signed by the Company and, if such amendment or waiver affects the Clear Channel Group, the Holders of a majority of the then outstanding Clear Channel Group Registrable Securities, and, if such amendment or waiver affects the Tichenor Group, the Holders of a majority of the then outstanding Tichenor Group Registrable Securities.

        8.5    Notices.    Any notice, demand or delivery pursuant to the provisions of this Agreement will be sufficiently delivered or made if and when delivered in person or by recognized overnight courier, addressed to each of the Holders at its last known address appearing on the books of the Company, or, except as herein otherwise expressly provided, to the Company at its principal executive office, as set forth on the signature page hereto, or such other address as has been furnished to the party giving or making such notice, demand or delivery.

        8.6    Assignment.    This Agreement is assignable by the parties hereto to (i) their respective Permitted Transferees, and upon assignment such Permitted Transferees will become Holders under this Agreement, so long as such Permitted Transferees agree in writing to be bound by the terms of this Agreement and (ii) to any lender in connection with a loan to a Holder that is secured by Registrable Securities, so long as such lender agrees in writing to be bound by the terms of this Agreement. Other than as set forth above, this Agreement will not be assignable.

        8.7    Multiple Counterparts.    This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which constitute one and the same instrument.

        8.8    References to this Agreement.    Numbered articles and sections herein contained refer to articles and sections of this Agreement unless otherwise expressly stated.

        8.9    Pronouns.    All pronouns and all variations thereof are deemed to refer to the masculine, feminine, or neuter, singular or plural, as the context in which they are used may require.

        8.10    Headings.    The headings in this Agreement are for convenience of reference only and do not limit or otherwise affect the meaning of this Agreement.

        8.11    Representation by Counsel; Interpretation.    Each party acknowledges that it has been represented by counsel in connection with this Agreement. If any claim is made by a party relating to any conflict, omission or ambiguity in the provisions of this Agreement, no presumption or burden of proof or persuasion will be implied because this Agreement was prepared by or at the request of any party or its counsel. The parties waive any statute or rule of law to the contrary.

        8.12    Governing Law.    This Agreement and all amendments to it will be governed by the internal laws (and not the laws relating to choice or conflict of laws) of the State of California.

        8.13    Severability.    If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other and of the remaining provisions contained herein will not be affected or impaired thereby.

        8.14    Entire Agreement.    This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

        8.15    Expenses; Legal Fees.    Each party will pay its own expenses in the negotiation, preparation and performance of this Agreement. In the event of any action, controversy, claim, counter claim, appeal, arbitration, mediation or dispute between the parties hereto arising out of or relating to this Agreement or any of the documents provided for herein, or the breach thereof, the prevailing party will be entitled to recover from the other party reasonable attorneys' fees, expenses and costs incurred in bringing and prosecuting such action and/or enforcing any judgment, order, ruling or award. In the event of any action, controversy, claim, counter claim, appeal, mediation or dispute between the parties arising out of or relating to this Agreement or any of the documents provided for herein, or the breach thereof, the prevailing party will be entitled to recover from the other party reasonable attorneys' fees, expenses and costs incurred in bringing and prosecuting such action and/or enforcing any judgment, order, ruling or award.

        8.16    Additional Documents and Acts.    Each of the parties agrees to execute and deliver such additional reasonable documents and instruments and to perform such reasonable additional acts as may be reasonably necessary or appropriate to effectuate, carry out and perform all of the terms, provisions, and conditions of this Agreement and the transactions contemplated hereby.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

"COMPANY"
UNIVISION COMMUNICATIONS INC.

By:

Its:

Address:

"HOLDERS"
CLEAR CHANNEL COMMUNICATIONS, INC.

By:

Its:

McHenry Tichenor, Jr.
Warren W. Tichenor
William E. Tichenor
Jean T. Tichenor
U.S. BANK, TRUSTEE OF THE DAVID T. TICHENOR TRUST

By:

Its:

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REGISTRATION RIGHTS AGREEMENT
RECITALS
AGREEMENT Article 1. Certain Definitions
Article 2. Registration Rights
Article 3. Holdback Agreements
Article 4. Registration Procedures
Article 5. Indemnification
Article 6. Rule 144
Article 7. Representations and Warranties of the Company
Article 8. Miscellaneous